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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 27, 2008

                               SEAMLESS WI-FI, INC
                               -------------------
             (Exact name of registrant as specified in its charter).

                Nevada                  0-20259                33-0845463
      ----------------------------    ----------          --------------------
     (State or other jurisdiction     (Commission               (IRS
      Employer of incorporation)      File Number)        Identification No.)

          800 North Rainbow Street, Suite 208, Las Vegas, Nevada      89107
         --------------------------------------------------------    ---------
               (Address of principal executive offices)             (Zip Code)

                                  775-588-2387
                                  ------------
               Registrant's telephone number, including area code

                         ------------------------------

         --------------------------------------------------------------
           (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1-Registrant's Business and Operations
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Item 8.01 Other Events
------------------------

The Reda Family Trust II requested that 10,000 shares of its Preferred A Seamless Wi-Fi, Inc shares were requested to be converted into 100,000,000 shares of Seamless Wi-Fi, common stock. The conversion was made on June 25, 2008 and as of this date the issued and outstanding common shares of the Registrant are 227,890,963


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seamless Wi-Fi, Inc.
---------------------
(Registrant)

June 27, 2008
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Date

/s/ Albert R.  Reda
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Albert R.  Reda, President